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                                                                    Exhibit 10.7


                               PETPLANET.COM, INC.
                             1999 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT
                          NOTICE OF STOCK OPTION GRANT

         Optionee's Name and Address:



         You have been granted an option to purchase shares (the "Shares") of common stock of PetPlanet.com, Inc. (the "Company"), subject to the terms and conditions of the Company's 1999 Stock Option Plan (the "Plan") and this Stock Option Agreement (the "Option Agreement"), as follows:

         Grant Number                       99-________

         Date of Grant                      ___________

         Vesting Commencement Date          ___________

         Exercise Price per Share           ___________

         Total Number of Shares Granted     ___________

         Total Exercise Price               $__________

         Type of Option:                     _____   Incentive Stock Option

                                             _____   Non-Qualified Stock Option

Vesting Schedule:
-----------------

         Subject to other conditions and limitations as set forth in this Option Agreement and the Letter of Agreement entered into by you and the Company on July 19, 1999, outlining the terms of your employment with the Company, this option to purchase Shares (the "Option") may be exercised, in whole or in part, in accordance with the following:

         One-quarter (1/4) of the Shares (8,750) shall vest upon the one (1) year anniversary date of the Vesting Commencement Date and one-sixteenth (1/16th) of the total number of Shares (2,187) shall vest thereafter on a quarterly basis for eleven (11) quarters, with 2,193 Shares vesting in the twelfth (12th) and final quarter, such that the option to purchase 35,000 Shares shall be fully vested on May 15, 2003.

Option Period:
--------------

         The Option may be exercised only during the Option Period, as defined below, and during such Option Period, the exercisability of the Option shall be subject to the limitations of Sections 5-7 and the vesting schedule set forth above. The Option Period shall commence on the Date of Grant and except as provided in Sections 5-7, shall terminate (the "Expiration Date") ten (10) years from the Date of Grant (the "Option



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         Period"); provided, however, that the Option Period for a person possessing more than ten percent (10%) of the combined voting power of the Company shall terminate five (5) years from the Date of Grant; provided further that if an Optionee shall be terminated or otherwise leave the service of the Company for any reason other than death or disability, then the Option shall terminate sixty (60) days following the last day of employment of Optionee with the Company.

By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1999 Stock Option Plan and this Option Agreement, both of which are attached hereto and made a part of this document.

Optionee                                       PetPlanet.com, Inc.

__________________________                     ______________________________
Signature                                      Signature

__________________________                     ______________________________
Print Name                                     Print Name

                                OPTION AGREEMENT

         1. Grant of Option. The Company hereby grants to the Optionee named in the Notice of Stock Option Grant (the "Optionee"), an option (the "Option") to purchase the total number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference and this Option Agreement. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

         If designated in the Notice of Stock Option Grant as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Section 422(d) of the Code, the Option shall be treated as a Non-Qualified Stock Option.

         2. Exercise of Option.

            (a) Right to Exercise. (i) The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement; (ii) the Option may not be exercised for a fraction of a Share; (iii) in the event of termination of Optionee's Continuous Status as an Employee, Director or Consultant, the Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement; (iv) the Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction; and (v) in no event may the Option be exercised after the Expiration Date of the Option as set forth in the Notice of Stock Option Grant.

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            (b) Method of Exercise. The Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. Such Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

            No Shares will be issued pursuant to the exercise of the Option unless such issuance and such exercise shall comply with all Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

            (c) Taxes. No Shares will be issued to the Optionee or other person pursuant to the exercise of the Option until the Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of foreign, federal, state and local income and employment tax withholding obligations.

         3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee; provided, however, that such exercise method does not then violate an Applicable
Law:

            (a) cash;

            (b) check;

            (c) consideration received by the Company under a cashless exercise program implemented and approved by the Company in connection with the Plan; or

            (c) if the exercise occurs on or after the date that the Shares become registered and no longer subject to restrictions on transfer (the "Registration Date"), surrender of the Shares (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a fair market value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator); or

            (d) any combination of the foregoing methods of payment.


         4. Restrictions on Exercise. The Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company. In addition, the Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

         5. Termination of Relationship. In the event the Optionee's Continuous Status as an Employee, Director or Consultant terminates, the Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise the Option during the

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Option Period. Except as provided in Sections 6 and 7, below, to the extent that the Optionee was not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise the Option within the Option Period, the Option shall terminate.

         6. Disability of Optionee.

         (a) Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee's Continuous Status as an Employee, Director or Consultant as a result of Optionee's total permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), exercise this Option to the extent Optionee was entitled to exercise it as of such Termination Date. To the extent Optionee was not entitled to exercise the Option as of the Termination Date, or if Optionee does not exercise such Option (to the extent so entitled) within the time specified in this Section 6(a), the Option shall terminate.

         (b) Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee's consulting relationship or Continuous Status as an Employee as a result of disability not constituting a total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), exercise the Option to the extent Optionee was entitled to exercise it as of such Termination Date; provided, however, that if this is an Incentive Stock Option and Optionee fails to exercise this Incentive Stock Option within (3) three months from the Termination Date, this Option will cease to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) and Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such exercise in an amount generally measured by the difference between the Exercise Price for the Shares and the fair market value of the Shares on the date of exercise. To the extent that Optionee was not entitled to exercise the Option at the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified in this Section 6(b), the Option shall terminate.

         7. Death of Optionee. In the event of the death of the Optionee (a) during the Option Period and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, or (b) within thirty (30) days after Optionee's Termination Date, the Option may be exercised at any time within six (6) months following the date of death (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise had accrued at the Termination Date.

         8. Non-Transferability of Option. The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.


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         9. Term of Option. The Option may be exercised only within the Option
Period set out in the Notice of Stock Option Grant, and may be exercised during such Option Period only in accordance with the Plan and the terms of this Option Agreement.

         10. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer referred to in the legends placed upon certificates evidencing ownership of the Shares, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         11. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         12. Lock-Up Agreement.


         (a) Agreement. Optionee, if requested by the Company and the lead underwriter of any public offering of the common stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any common stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire common stock (except common stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. Optionee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such common stock subject until the end of such period. The Company and Optionee acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 13.

         (b) Permitted Transfers. Notwithstanding the foregoing, Section 13(a) shall not prohibit Optionee from transferring any of the Shares of common stock or securities convertible into or exchangeable or exercisable for the Company's common stock to the extent such transfer is not otherwise prohibited by this Option Agreement, either during Optionee's lifetime or on death by will or intestacy to Optionee's immediate family or to a trust the beneficiaries of which are exclusively Optionee and/or a member or members of Optionee's immediate family; provided, however, that prior to any such transfer, each transferee shall execute an agreement pursuant to which each transferee shall agree to receive and hold such securities subject to the provisions of Section 13 hereof. For the purposes of this subsection, the term "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

         (c) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company's


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common stock until the earlier of (i) the expiration of the lock-up period specified in Section 13(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 13 may not be amended or waived except with the consent of the Lead Underwriter.

         13. Entire Agreement: Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by California law except for that body of law pertaining to conflict of laws.

         14. Headings. The captions used in this Option Agreement are inserted for convenience and shall not be deemed a part of this Option Agreement for construction or interpretation.

         15. Interpretation. Any dispute regarding the interpretation of this Option Agreement shall be submitted by the Optionee or by the Company forthwith to the Board or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Board or the Administrator shall be final and binding on all persons.

                                      PETPLANET.COM, INC.



                                      By:  _______________________________
                                               Steven Marder, CEO


         OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS OPTION AGREEMENT, NOR IN THE COMPANY'S 1999 STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT NOTICE OR CAUSE.

         Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


         Dated: ______________________ ________________________________________
                                       Signed: ________________________________
                                               Optionee


                                       Residence Address:

                                       ________________________________________
                                       ________________________________________
                                       ________________________________________

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                                    EXHIBIT A

                               PETPLANET.COM, INC.
                             1999 STOCK OPTION PLAN
                                 EXERCISE NOTICE

PetPlanet.com, Inc.
21 Stillman Street, Suite 600
San Francisco, CA  94107

Attention: Secretary


-----------------------
          (date)



                                ____ Incentive Stock Option Exercise
                                ____ Non-Qualified Stock Option Exercise


         I hereby notify PetPlanet.com, Inc. (the "Company") that I elect to exercise the following stock options:

   Grant             Grant             # of             Price/       Total Exercise Cost
   Number            Date             Shares            Share         (excluding taxes)
   ------            -----            ------            ------       -------------------

   ------            -----            ------            ------

   ------            -----            ------            ------


         Concurrently with the delivery of this Exercise Notice to the Company, I shall hereby pay to the Company the Total Exercise Cost for the Shares purchased in accordance with the provisions of my agreement with the Company evidencing the option(s) specified above. Furthermore, I understand that any taxes which may be due at the time of this exercise will be calculated and added to the Total Exercise Cost listed above.

         The payment of the Total Exercise Price will be made via:

                  1) ____  Cash, Check or Money Order,

                  2) ____  Payment by ________________________ (broker) as part of the Company's "cashless" exercise program.

         Please note the following:

                  1) ____ Yes I wish to have taxes withheld at the following rate (above any minimum required):

                                    Federal ______%           State ______%

                  2) ____ No I do not wish to have taxes withheld above the minimum requirement (if any).


Signature of Optionee      ____________________________________

Please print
Optionee's Name:           ____________________________________

Address:                            ____________________________________

                                    ____________________________________

                                    ____________________________________

Social Security Number:    ____________________________________

                               PETPLANET.COM, INC.
                             1999 STOCK OPTION PLAN
                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE                   :

COMPANY                    :              PETPLANET.COM, INC.

SECURITY                   :              COMMON STOCK

AMOUNT                     :

DATE                       :

In connection with the purchase of the above-listed securities, the undersigned Optionee represents to the Company the following:

         (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

         (b) Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

         (c) Optionee is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities"




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acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to certain limited circumstances under Rule 144, which requires the resale to occur not less than one year after the later of the date the securities were sold by the Company or the date the securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the securities by an affiliate, or by a non-affiliate who subsequently holds the securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

         (d) Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall only apply to public offerings which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

         (e) Optionee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

         (f) Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of securities without the consent of the Commissioner of Corporations of California. Optionee has read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.


                                   Signature of Optionee:


                                   ____________________________________________

                                   Date:_________________________ 2000